SPDR® Series Trust

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

(the “Fund”)

Supplement dated August 14, 2020 to the Prospectus

dated October 31, 2019, as may be supplemented from time to time

Effective immediately, the third paragraph in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY”
section beginning on page 1 is deleted and replaced with the following:

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, and are rated investment-grade. In addition, the securities must be denominated in U.S. dollars and must have a fixed rate. The Index is market capitalization weighted, with securities held in the Federal Reserve System Open Market Account deducted from the total amount outstanding. Securities in the Index are updated on the last business day of each month. As of July 31, 2020, there were approximately 15 securities in the Index and the modified adjusted duration of securities in the Index was approximately 0.15 years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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